UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 15, 2012

Date of Report (Date of earliest event reported)

Abtech Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52762	14-1994102
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

4110 North Scottsdale Road, Suite 235

Scottsdale, Arizona 85251

(Address of Principal Executive Offices)

(480) 874-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated in this Form 8-K, references to “we,” “our,” “us,” the “Company,” or the “Registrant” refer to Abtech Holdings, Inc., a Nevada corporation, and, unless the context otherwise requires, its majority owned subsidiary, AbTech Industries, Inc., a Delaware corporation.

Section 3 - Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

Private Placement

In a report on Form 8-K dated November 22, 2011, the Company disclosed in Item 3.02 (Unregistered Sales of Equity Securities) that it had sold in a private offering (the “Offering”) $4,000,000 of Secured Convertible Promissory Notes (the “Secured Notes”) with a detachable warrant (the “Warrant”). On February 15, 2012, the Company completed the final closing on the Offering with additional sales of Secured Notes and Warrants in the amount of $2,600,000. The terms of the Secured Notes are described in the Company’s report on Form 10-Q for the quarterly period ended September 30, 2011, which was filed with the SEC on November 14, 2011.

The Company is obligated to pay the Placement Agent engaged in connection with the Offering a cash placement fee equal to eight percent (8%) of the aggregate purchase price paid by each investor. This fee amounted to $208,000 for the $2,600,000 received on February 15, 2012. In addition to the placement agent fee, the Company will issue to the placement agent warrants to purchase a number of shares of the Company’s common stock obtained by dividing eight percent (8%) of the gross proceeds from the sale of securities by the conversion price of the Secured Notes (the “PA Warrants”). The PA Warrants issued in connection with the September Offering will have an exercise price per share equal to the conversion price of the Secured Notes. The PA Warrants will expire five years from the date of issuance and shall be in the same form as the securities sold in the Offering, except that the PA Warrants will include a “net issuance” cashless exercise feature.

The Company offered and sold the Secured Notes and related warrants of the Offering in reliance on Section 4(2) and Regulation D of the Securities Act to forty-eight (48) investors, each of which the Company believes to be an “accredited investor” as defined in Rule 501(a) of Regulation D.

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Item 9.01 Financial Statements and Exhibits

On February 16, 2012, the Company issued a press release disclosing the completion of the $2,600,000 raised in the Offering. A copy of the press release is filed herewith as Exhibit 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2012	ABTECH HOLDINGS, INC.
	By:	/s/ Glenn R. Rink
Glenn R. Rink,
Chief Executive Officer and President